[CRESTAR LOGO OMITTED]
U.S. GOVERNMENT SECURITIES
MONEY FUND

PRIME OBLIGATIONS FUND

MANAGED BY
Crestar Asset Management Company

                                  ANNUAL REPORT
                              --------------------
                                January 31, 1998

Dear Shareholder:

The Arbor Prime Obligations Fund and U.S. Government Securities Money Fund, managed by Crestar Asset Management Company, produced both strong investment performance and significant asset growth for the year ended January 31, 1998. It was a good year for the Arbor money funds.

The Prime Obligations Fund assets totaled $740.8 million as of January 31, 1998, a 55% increase from a year ago. The 7-day effective yield was 5.74%, 25 basis points higher than the effective yield at January 31, 1997. The 1-year total return of 5.66% ranked the Prime Obligations Fund once again in the top 5% of all institutional money funds ranked by Lipper Analytical Services.

The U.S. Government Securities Money Fund improved its ranking in the last fiscal year. Total assets reached $789.4 million on January 31, 1998, up 35% from a year ago. The 7-day effective yield of 5.58% was 22 basis points higher than the effective yield of a year ago. The 1-year total return of 5.52% allowed the U.S. Government Securities Money Fund to move up a couple of notches, ranking in the top 11% of all government-only institutional money market funds in this time period according to Lipper Analytical Services.

A REVIEW OF 1997:
The economy was exceptional during the past year. Overall growth was above average, and the rate of inflation moved lower. Consumers benefited from strong job growth, a drop in the unemployment rate to a 24-year low, and more favorable long-term interest rates. Consumer confidence closed the year at record high levels, and home sales and housing starts accelerated.

The business sector recorded sharp improvement in productivity while keeping inventories at historically low levels. Real industrial output increased over 5% during the fiscal year, and the nation began to restore its reputation as a world competitor. A stable dollar allowed U.S. firms to begin penetrating overseas markets.

The strong growth in incomes and output drove the Federal deficit down sharply through increased revenues and reduced expenditures on entitlement programs. This development reduced the amount of federal borrowing in the markets and helped to lower overall interest rates. This, in turn, gave the Federal Reserve increased flexibility in conducting monetary policy.

Early in the year, the continued strength in the economy raised concerns of a rise in both future inflation and the overnight Federal Funds rate. While the latter was true, the former was not. Interest rates did rise significantly as the 1-year Treasury bill yield jumped from 5.40% in early February to 6.07% by tax time in April. Also the Federal Reserve, fearing a future rise in inflation, raised the Federal Funds rate in late March to 51/2% from 51/4%. The upward bias to interest rates early in the year created opportunities to modestly extend maturities and improve yield.

Inflation, however, failed to accelerate. The growing perception that a surge in inflation was unlikely allowed interest rates to begin a rally that lasted for the remainder of the year. By early January, 1998, the yield on the 1-year Treasury bill fell as low as 5.08%. Also during this period, credit quality remained generally high and credit spreads were historically narrow.

Turbulence returned to the markets around Halloween, as a growing financial crisis in Asia "spooked" global investors. Currencies and equity markets in the Far East fell sharply amid concerns that speculative excesses in real estate and unproductive government building projects might cause massive failures. Investors became worried that the protectionist measures employed by many Asian economies to promote their rapid growth could ultimately prove to be harmful.

Investor funds fled from the region making the crisis more severe. A "flight to quality" caused Treasury yields to drop dramatically. The International Monetary Fund and world political and financial leaders quickly stepped in to stem the growing panic. The IMF developed loan packages to pump much needed liquidity into these financial systems, but only if the countries agreed to swallow some bitter fiscal and monetary policy medicine. Adoption of these packages has been slow, and financial markets declined as the uncertainty continued. Credit downgrades to the region increased and credit spreads to the region have widened significantly. The credit exposure to the Far East in the Arbor Prime Obligations Funds was minimal due to our concern about the region's banking system.

THE OUTLOOK FOR 1998:
There are two key elements affecting the outlook for the new year. The first is the ongoing problem in Asia. The second, and perhaps more important factor, is that the U.S. economy is still strong with few imbalances that could precipitate a recession. The crisis in Asia is expected to put downward pressure on U.S. exports, and may trim 1998 domestic growth by as much as 1%. A resolution to this regional concern must occur on a country-by-country basis. Overall, we look for growth to slow to its long-term average of 2-21/2%, with little if any acceleration in inflation.

In this climate the Federal Reserve may sit on the sidelines and keep a steady domestic monetary policy while the Far East issues are resolved. We believe that this suggests that the money markets will remain reasonably stable for much of the year. Credit quality will be an ongoing focus as the Asian crisis is more fully revealed. However, if the economy continues to grow at a moderate pace, corporate cash flow and the ability to repay debt should remain relatively strong.

The past year has been good for both the financial markets and the Arbor money funds despite potential problems in the Far East. We approach the new year cautiously optimistic. On behalf of all of us who manage the Prime Obligations and U.S. Government Securities Money Funds, let me thank you again for the opportunity to serve you. Please let us know if there is more we can do to help you fulfill your investment objectives.

                                   Sincerely,

                                   /S/ SIGNATURE
                                   Ben L. Jones, CFA
                                   President and Chief Investment Officer
                                   Crestar Asset Management Company

STATEMENT OF NET ASSETS                                                                           THE ARBOR FUND
January 31, 1998

   Face
  Amount                                                                                                   Value
   (000)    U.S. GOVERNMENT SECURITIES MONEY FUND                                                          (000)
------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY OBLIGATIONS -- 47.7%
            FHLB
  $ 15,000       5.530%,  03/18/98 ..................................................................    $ 14,899
    15,000       5.960%,  06/09/98 ..................................................................      15,001
            FHLMC
    25,000       5.610%,  02/23/98 ..................................................................      24,915
    10,000       5.715%,  03/17/98 ..................................................................       9,999
    20,000       5.780%,  12/18/98 ..................................................................      20,008
            FNMA
    10,000       8.650%,  02/10/98 ..................................................................      10,007
     5,000       5.610%,  02/20/98 ..................................................................       4,985
    25,000       5.510%,  02/24/98 ..................................................................      24,999
    35,000       6.000%,  04/17/98 ..................................................................      34,998
     7,000       5.590%,  04/21/98 ..................................................................       7,000
     5,000       6.000%,  05/14/98 ..................................................................       5,006
    30,000       5.610%,  05/18/98 ..................................................................      29,518
    10,000       5.840%,  06/10/98 ..................................................................      10,003
    35,000       5.840%,  06/18/98 ..................................................................      34,993
    50,000       5.680%,  06/19/98 ..................................................................      50,014
    25,000       5.710%,  09/09/98 ..................................................................      24,987
            FNMA (A)
    35,000       5.590%,  04/21/98 ..................................................................      34,997
            SLMA (A)
    20,000       5.429%,  08/02/99 ..................................................................      19,992
-------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government Agency Obligations (Cost $376,321) .......................     376,321
-------------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- 51.0%
            First Boston Securities, 5.63%, dated 01/30/98, matures 02/02/98, repurchase price
                 $30,014,076 (collateralized by U.S. Government Agency Instruments:
    30,000       total market value $30,901,068) ....................................................      30,000
            Greenwich Securities, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $139,409,723 (collateralized by U.S. Government Agency Instruments:
   139,405       total market value $142,200,723) ...................................................     139,405
            JP Morgan, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $32,984,085 (collateralized by U.S. Government Agency Instruments:
    32,983       total market value $33,425,730) ....................................................      32,983
            Merrill Lynch Securities, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $29,808,690 (collateralized by U.S. Government Agency Instruments:
    29,808       total market value $30,408,642) ....................................................      29,808
            Paine Webber, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $170,578,887 (collateralized by U.S. Government Agency Instruments:
   170,573       total market value $173,988,719) ...................................................     170,573
-------------------------------------------------------------------------------------------------------------------
                     Total Repurchase Agreements (Cost $402,769) ....................................     402,769
-------------------------------------------------------------------------------------------------------------------
            Total Investments -- 98.7% (Cost $779,090) ..............................................     779,090
-------------------------------------------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 1.3%
            Other Assets and Liabilities, Net .......................................................      10,320
-------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS                                                                           THE ARBOR FUND
January 31, 1998

                                                                                                          Value
            U.S. GOVERNMENT SECURITIES MONEY FUND (concluded)                                             (000)
------------------------------------------------------------------------------------------------------------------
            NET ASSETS:
            Portfolio Shares (unlimited authorization -- no par value) based on 789,435,428 outstanding shares of beneficial interest ...............................................  $789,435
            Accumulated net realized loss on investments ..............................................       (25)
------------------------------------------------------------------------------------------------------------------
                     Total Net Assets -- 100.0% .......................................................  $789,410
------------------------------------------------------------------------------------------------------------------
                     Net Asset Value, Offering and Redemption Price
                       Per Share ......................................................................     $1.00
==================================================================================================================

(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1998.
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
SLMA -- Student Loan Marketing Association


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                                           THE ARBOR FUND
January 31, 1998

   Face
  Amount                                                                                                   Value
   (000)    PRIME OBLIGATIONS FUND                                                                         (000)
------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER -- 18.4%
            BANKING -- 4.0%
            Goldman Sachs
   $20,000       5.640%,  05/08/98 ....................................................................  $ 19,699
    10,000       5.820%,  06/12/98 ....................................................................     9,794
------------------------------------------------------------------------------------------------------------------
                     Total Banking ....................................................................    29,493
------------------------------------------------------------------------------------------------------------------
            ELECTRICAL UTILITIES -- 1.4%
            Aes Shady Point
    10,000       5.620%,  02/10/98 ....................................................................     9,986
------------------------------------------------------------------------------------------------------------------
                     Total Electrical Utilities .......................................................     9,986
------------------------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 13.0%
            Ford Motor Credit
    15,000       5.630%,  06/30/98 ....................................................................    14,660
    10,000       5.710%,  10/02/98 ....................................................................     9,630
            General Electric Capital
    30,000       5.680%,  02/13/98 ....................................................................    29,943
            General Motors Acceptance
     5,000       5.875%,  03/30/98 ....................................................................     4,998
     2,000       7.000%,  04/15/98 ....................................................................     2,002
     5,000       7.250%,  04/15/98 ....................................................................     5,011
    10,000       7.500%,  05/18/98 ....................................................................    10,038
            Merrill Lynch
    15,000       5.750%,  02/06/98 ....................................................................    14,988
     5,000       5.850%,  09/04/98 ....................................................................     4,831
------------------------------------------------------------------------------------------------------------------
                     Total Financial Services .........................................................    96,101
------------------------------------------------------------------------------------------------------------------
                     Total Commercial Paper (Cost $135,580) ...........................................   135,580
------------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS -- 18.8%
            BANKING -- 9.0%
            Bank of New York
    15,000       6.000%,  03/24/98 ....................................................................    14,999
            FCC National Bank (A)
    25,000       5.610%,  07/31/98 ....................................................................    24,995
            PHH MTN (A)
    20,000       5.690%,  11/25/98 ....................................................................    19,998
            PNC Bank (A)
     7,000       5.650%,  04/24/98 ....................................................................     7,000
------------------------------------------------------------------------------------------------------------------
                     Total Banking ....................................................................    66,992
------------------------------------------------------------------------------------------------------------------
            FINANCIAL SERVICES -- 7.8%
            Bear Stearns (A)
     7,000       5.720%,  04/06/98 ....................................................................     7,000
     8,000       5.650%,  07/24/98 ....................................................................     8,000
            Bear Stearns MTN
    10,000       6.100%,  06/09/98 ....................................................................    10,000
            CS First Boston (A)
     5,000       5.700%,  04/03/98 ....................................................................     5,000
    18,000       5.700%,  04/07/98 ....................................................................    18,000
            Merrill Lynch (A)
    10,000       5.690%,  05/18/98 ....................................................................    10,000
------------------------------------------------------------------------------------------------------------------
                     Total Financial Services .........................................................    58,000
------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (continued)                                                               THE ARBOR FUND
January 31, 1998

   Face
  Amount                                                                                                   Value
   (000)    PRIME OBLIGATIONS FUND (continued)                                                             (000)
------------------------------------------------------------------------------------------------------------------
            INDUSTRIAL -- 2.0%
            IBM (A)
   $15,000       5.605%,  10/23/98 ..................................................................  $   14,993
------------------------------------------------------------------------------------------------------------------
                     Total Industrial ...............................................................      14,993
------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds  (Cost $139,985) .........................................     139,985
------------------------------------------------------------------------------------------------------------------
            CERTIFICATES OF DEPOSIT/BANK NOTES -- 23.9%
            Bankers Trust
    15,000       5.970%,  08/28/98 ..................................................................      14,998
     5,000       5.835%,  10/05/98 ..................................................................       4,995
            Bankers Trust (A)
    10,000       5.650%,  09/04/98 ..................................................................       9,997
            Barclays Bank (A)
    22,000       5.620%,  02/19/98 ..................................................................      22,000
            CS First Boston
     5,000       5.920%,  12/14/98 ..................................................................       5,000
            First of America Bank
    10,000       5.940%,  08/31/98 ..................................................................       9,996
            Key Bank NA (A)
    30,000       5.700%,  12/16/98 ..................................................................      30,000
            Nationsbank
    30,000       5.510%,  04/23/98 ..................................................................      30,000
            Norinchukin Bank
    20,000       5.740%,  04/09/98 ..................................................................      20,000
            Societe Generale
    10,000       5.870%,  03/03/98 ..................................................................      10,000
     5,000       5.970%,  09/15/98 ..................................................................       4,999
    15,000       5.850%,  12/17/98 ..................................................................      14,990
------------------------------------------------------------------------------------------------------------------
                     Total Certificates of Deposit/Bank Notes (Cost $176,975) .......................     176,975
------------------------------------------------------------------------------------------------------------------
            INSURANCE FUNDING AGREEMENTS -- 9.5%
            General American Life GIC (A) (B)
    35,000       6.140%, ............................................................................      35,000
            Integrity Life Insurance GIC (A) (B)
    35,000       6.140%, ............................................................................      35,000
------------------------------------------------------------------------------------------------------------------
                     Total Insurance Funding Agreements (Cost $70,000) ..............................      70,000
------------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS -- 29.2%
            Greenwich Securities, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $80,749,743 (collateralized by U.S. Government Agency Instruments:
    80,747       total market value $82,362,184) ....................................................      80,747
            JP Morgan, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $32,278,919 (collateralized by U.S. Government Agency Instruments:
    32,278       total market value $32,923,283) ....................................................      32,278
            Paine Webber, 5.60%, dated 01/30/98, matures 02/02/98, repurchase price
                 $103,452,206 (collateralized by U.S. Government Agency Instruments:
   103,450       total market value $105,518,585) ...................................................     103,450
------------------------------------------------------------------------------------------------------------------
                     Total Repurchase Agreements (Cost $216,475) ....................................     216,475
------------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS (concluded)                                                               THE ARBOR FUND
January 31, 1998

                                                                                                           Value
            PRIME OBLIGATIONS FUND (concluded)                                                             (000)
-------------------------------------------------------------------------------------------------------------------
            Total Investments -- 99.8% (Cost $739,015) ................................................   $739,015
-------------------------------------------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 0.2%
            Other Assets and Liabilities, Net .........................................................      1,822
-------------------------------------------------------------------------------------------------------------------
            NET ASSETS:
            Portfolio Shares (unlimited authorization -- no par value) based
              on 740,839,182 outstanding shares of beneficial interest ................................    740,839
            Undistributed net investment income .......................................................          1
            Accumulated net realized loss on investments ..............................................         (3)
-------------------------------------------------------------------------------------------------------------------
                     Total Net Assets -- 100.0% .......................................................   $740,837
-------------------------------------------------------------------------------------------------------------------
                     Net Asset Value, Offering and Redemption Price Per Share .........................      $1.00
-------------------------------------------------------------------------------------------------------------------

(A) Variable Rate Security -- The rate reported in the Statement of Net Assets is the rate in effect on January 31, 1998.
(B) The contract has no stated maturity date, but may be terminated unconditionally by the fund at anytime upon at least
    7 days notice to the issuer.
GIC -- Guaranteed Investment Contract
MTN -- Medium Term Note

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                                                            THE ARBOR FUND
For the Year Ended January 31, 1998
                                                                                         (IN THOUSANDS)
                                                                               ----------------------------------
                                                                                U.S. GOVERNMENT        PRIME
                                                                                  SECURITIES        OBLIGATIONS
                                                                                  MONEY FUND           FUND
-----------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest Income ............................................................     $38,644           $32,853
-----------------------------------------------------------------------------------------------------------------
Expenses:
   Management Fees ............................................................         553               461
   Waiver of Management Fees ..................................................        (243)             (210)
   Investment Advisory Fees ...................................................       1,382             1,148
   Waiver of Advisory Fees ....................................................        (906)             (704)
   Custodian Fees .............................................................         208               188
   Transfer Agent Fees ........................................................         206               170
   Professional Fees ..........................................................          32                28
   Registration Fees ..........................................................          75                35
   Insurance Expense ..........................................................           7                 6
   Directors Fees .............................................................           9                 8
   Printing Fees ..............................................................           7                 7
   Pricing Fees ...............................................................           1                --
   Amortization of Deferred Organizational Costs ..............................          32                 3
   Other ......................................................................          19                 8
-----------------------------------------------------------------------------------------------------------------
     Total Expenses ...........................................................       1,382             1,148
-----------------------------------------------------------------------------------------------------------------
   Net Investment Income ......................................................      37,262            31,705
-----------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on Investments ....................................           3                (3)
-----------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting from Operations ...........................     $37,265           $31,702
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                                                THE ARBOR FUND

                                                                                 (IN THOUSANDS)
                                                           -------------------------------------------------------
                                                                 U.S. GOVERNMENT                   PRIME
                                                                   SECURITIES                   OBLIGATIONS
                                                                   MONEY FUND                      FUND
------------------------------------------------------------------------------------------------------------------
                                                            02/01/97      02/01/96        02/01/97      02/01/96
                                                           TO 01/31/98   TO 01/31/97     TO 01/31/98   TO 01/31/97
------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income .................................  $ 37,262       $ 24,573        $ 31,705     $ 22,297
   Net Realized Gain (Loss) on Investments ...............         3            (14)             (3)           1
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations .........    37,265         24,559          31,702       22,298
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .................................   (37,262)       (24,573)        (31,704)     (22,297)
   Capital Gains .........................................        --             --              --           (1)
------------------------------------------------------------------------------------------------------------------
     Total Distributions .................................   (37,262)       (24,573)        (31,704)     (22,298)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (all at $1.00 per share):
   Proceeds from Shares Issued ........................... 7,090,197      4,726,903       6,369,124    4,883,808
   Reinvestment of Distributions .........................     9,939          1,621           5,066          846
   Cost of Shares Redeemed ...............................(6,897,460)    (4,656,649)     (6,110,786)  (4,789,851)
------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
   from Capital Share Transactions .......................   202,676         71,875         263,404       94,803
------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ........................   202,679         71,861         263,402       94,803
------------------------------------------------------------------------------------------------------------------
Net Assets: Beginning of Period ..........................   586,731        514,870         477,435      382,632
------------------------------------------------------------------------------------------------------------------
Net Assets: End of Period ................................ $ 789,410      $ 586,731       $ 740,837    $ 477,435
==================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
                                                                                                                  THE ARBOR FUND
For a Share Outstanding Throughout the Period or Year
                                                                                                             RATIO      RATIO OF
                                                                                                  RATIO    OF EXPENSES NET INCOME
             NET ASSET            DISTRIBUTIONS      NET                 NET           RATIO      OF NET   TO AVERAGE  TO AVERAGE
               VALUE       NET       FROM        ASSET VALUE            ASSETS      OF EXPENSES   INCOME   NET ASSETS  NET ASSETS
             BEGINNING INVESTMENT NET INVESTMENT     END      TOTAL  END OF PERIOD  TO AVERAGE  TO AVERAGE (EXCLUDING  (EXCLUDING
             OF PERIOD   INCOME     INCOME        OF PERIOD   RETURN    (000)       NET ASSETS  NET ASSETS  WAIVERS)    WAIVERS)
----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------
U.S. GOVERNMENT SECURITIES MONEY FUND
--------------------------------------
For the Year Ended January 31,:
   1998         $1.00     0.05      (0.05)         $1.00      5.52%    $789,410        0.20%       5.39%    0.37%        5.22%
   1997         $1.00     0.05      (0.05)         $1.00      5.29%    $586,731        0.20%       5.17%    0.37%        5.00%
   1996         $1.00     0.06      (0.06)         $1.00      5.88%    $514,870        0.20%       5.72%    0.37%        5.55%
   1995(1)      $1.00     0.03      (0.03)         $1.00      4.98%*   $579,422        0.20%*      4.98%*   0.38%*       4.80%*
-----------------------
PRIME OBLIGATIONS FUND
-----------------------
For the Year Ended January 31,:
   1998         $1.00     0.06      (0.06)         $1.00      5.66%    $740,837        0.20%       5.52%    0.36%        5.36%
   1997         $1.00     0.05      (0.05)         $1.00      5.45%    $477,435        0.20%       5.33%    0.38%        5.15%
   1996(2)      $1.00     0.02      (0.02)         $1.00      5.82%*   $382,632        0.20%*      5.61%*   0.40%*       5.41%*
==================================================================================================================================

(1) Commenced operations on August 1, 1994
(2) Commenced operations on October 25, 1995
*Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                     THE ARBOR FUND
January 31, 1998

1. Organization:

THE U. S. GOVERNMENT SECURITIES MONEY AND PRIME OBLIGATIONS FUNDS (the "Funds") are separate investment portfolios of The Arbor Fund (the "Trust"), an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management company. The financial statements included herein relate only to the U.S Government Securities Money and Prime Obligations Funds. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION--Investment securities held by the Funds are stated at amortized cost, which approximates market value. Under this method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     FEDERAL INCOME TAXES--It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required in the financial statements.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized using the accrual method of accounting. Costs used in determining realized gains and losses on sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods.

     REPURCHASE AGREEMENTS--The Funds invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Fund may be delayed or limited.

     NET ASSET VALUE PER SHARE--The net asset value per share of the Funds is calculated on each business day. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and recorded daily and paid monthly to shareholders. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS--The Financial Statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates.

3. Administration, Transfer Agent and Distribution Agreements:

SEI Fund Resources (the "Administrator"), a Delaware business trust, serves as administrator to the Funds. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator. The Trust and the Administrator have entered into an administration agreement dated August 1, 1994. Under terms of the Administration Agreement, the Administrator is

NOTES TO FINANCIAL STATEMENTS (concluded)                         THE ARBOR FUND
January 31, 1998

entitled to a fee which is calculated daily and paid monthly at an annual rate of .08% of the average daily net assets of each Fund. The Administrator and Crestar Asset Management Company (the "Advisor") have agreed to waive a portion of their respective fees to the extent necessary so that the total operating expenses of the Funds do not exceed an annual rate of .20% of average daily net assets. During the period from February 1, 1997 to January 31, 1998, the Administrator received net administration fees totaling approximately .05% and
 .04% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Crestar Bank (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for each Fund. The Transfer Agent also acts as the shareholder servicing agent and custodian of the Funds.

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company and an affiliate of the Administrator, have entered into a distribution agreement (the "Distribution Agreement") dated August 1, 1994. The Distributor receives no fees for its distribution services under the Distribution Agreement. For the year ended January 31, 1998, the Funds paid commissions of $207,284 to affiliated broker-dealers.

4. Investment Advisory Agreement:

The Trust has entered into an investment advisory agreement with the Advisor dated August 1, 1994 under which the Advisor is entitled to a fee which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. During the period from February 1, 1997 to January 31, 1998, the Advisor received net fees totaling approximately .07% and
 .08% of the average daily net assets for U.S. Government Securities Money and Prime Obligations Funds, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. The Advisor is a wholly-owned subsidiary of Crestar Bank, which is a wholly-owned subsidiary of Crestar Financial Corporation.

5. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months beginning with the commencement of operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of $24,600 for organizational work performed by a law firm of which two officers and a trustee of the Trust are partners.

Certain officers and a trustee of the Trust are also officers of the Administrator and/or Distributor. Such officers and trustee are paid no fees by the Trust for serving in their respective roles.

6. Concentration of Credit Risk:

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within the highest ratings category assigned by a nationally recognized statistical rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry, state or region.

7. Capital Loss Carryovers:

As of January 31, 1998, the U.S. Government Securities Money Fund had a capital loss carryover, to the extent provided in the regulations, for Federal Income tax purposes as follows:

$11,641 expiring in 2004
$13,848 expiring in 2005

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Arbor Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Government Securities Money Fund and Prime Obligations Fund (separately managed portfolios of The Arbor Fund, hereafter referred to as the "Fund") at January 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian and guaranteed investment contract issuers, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

Philadelphia, PA
March 13, 1998

NOTICE TO SHAREHOLDERS                                            THE ARBOR FUND

January 31, 1998

For shareholders that do not have a January 31, 1998 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1998 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended January 31, 1998, each portfolio is designating the following items with regard to distributions paid during the year.

                                              (A)                 (B)                  (C)
                                           LONG TERM        ORDINARY INCOME           TOTAL
                                         CAPITAL GAINS       DISTRIBUTIONS        DISTRIBUTIONS
PORTFOLIO                                 (TAX BASIS)         (TAX BASIS)          (TAX BASIS)
------------------------------------------------------------------------------------------------
U.S. Government Securities Money Fund ....    0%                 100%                 100%
Prime Obligations Fund ...................    0%                 100%                 100%
================================================================================================


                                              (D)                 (E)                  (F)
                                          QUALIFYING          TAX EXEMPT             FOREIGN
PORTFOLIO                                DIVIDENDS(1)          INTEREST            TAX CREDIT
------------------------------------------------------------------------------------------------
U.S. Government Securities Money Fund ....    0%                   0%                   0%
Prime Obligations Fund ...................    0%                   0%                   0%
================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
 *  Items (A) and (B) are based on a percentage of each portfolio's total distributions.
**  Items (D), (E) and (F) are based on a percentage of ordinary income distributions of each portfolio.

None of the Arbor Funds satisfy California's, Connecticut's, or New York's statutory requirements to pass through income from Federal obligations. Accordingly, the pro rata portion of income from Federal obligations will not be exempt from these states' respective income tax.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by Crestar Bank, the parent corporation of the Funds' investment adviser. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.